                                                                EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               -----------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                ----------------

                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)

New York                                         16-1057879
(Jurisdiction of incorporation                 (I.R.S. Employer
or organization if not a U.S.                   Identification No.)
national bank)

140 Broadway, New York, N.Y.                     10005-1180
(212) 658-1000                                   (Zip Code)
(Address of principal executive offices)

                                Charles E. Bauer
                                 Vice President
                              Marine Midland Bank
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-1792
           (Name, address and telephone number of agent for service)

                               COHO ENERGY, INC.
              (Exact name of obligor as specified in its charter)

Texas                                            75-2488635
(State of other jurisdiction                   (I.R.S. Employer
of incorporation or organization)              Identification No.)

14785 Preston Road, Suite 860
Dallas, Texas                                    75240
(972) 774-8300                                  (Zip Code)
(Address of principal executive offices)

                       SENIOR SUBORDINATED NOTES DUE 2007
          SUBSIDIARY GUARANTEES OF SENIOR SUBORDINATED NOTES DUE 2007
                         (This of Indenture Securities)

                         TABLE OF ADDITIONAL OBLIGORS


      Exact name of obligor                       State or other jurisdiction             I.R.S. Employer
    as specified in its charter                of incorporation or organization          Identification No.
    ---------------------------                --------------------------------          ------------------
Coho Resources, Inc.                                       Nevada                             84-0824557
Coho Louisiana Production Company                          Delaware                           76-0369936
Coho Louisiana Gathering Company                           Delaware                           84-1033960
Coho Fairbanks Gathering Company                           Delaware                           76-1228000
Coho Exploration, Inc.                                     Delaware                           75-2660779
Interstate Natural Gas Company                             Delaware                           76-0369928

Item 1. General Information

                Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervisory authority to which it is subject.


                State of New York Banking Department.

                Federal Deposit Insurance Corporation, Washington, D.C.

                Board of Governors of the Federal Reserve System, Washington,
                D.C.


        (b) Whether it is authorized to exercise corporate trust powers.

                        Yes.

Item 2. Affiliations with Obligor.

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                        None

Item 16. List of Exhibits

Exhibit

T1A(i)                          *       -    Copy of the Organization
                                             Certificate of Marine Midland Bank.

T1A(ii)                         *       -    Certificate of the State of New
                                             York Banking Department dated
                                             December 31, 1993 as to the
                                             authority of Marine Midland Bank
                                             to commence business.

T1A(iii)                                -    Not applicable.

T1A(iv)                         *       -    Copy of the existing By-Laws of
                                             Marine Midland Bank as adopted on
                                             January 20, 1994.

T1A(v)                                  -    Not applicable.


T1A(vi)                         *       -    Consent of Marine Midland Bank
                                             required by Section 321(b) of the
                                             Trust Indenture Act of 1939.

T1A(vii)                                -    Copy of the latest report of
                                             condition of the trustee (June 30,
                                             1997), published pursuant to law
                                             or the requirement of its
                                             supervisory or examining authority.

T1A(viii)                               -    Not applicable.


T1A(ix)                                 -    Not applicable.

        * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                  SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 8th day of September, 1997.



                                        MARINE MIDLAND BANK



                                        By: /s/ FRANK J. GODINO
                                            ----------------------------
                                            Frank J. Godino
                                            Assistant Vice President

                                                                                                        EXHIBIT T1A(vii)

                                                                         Board of Governors of the Federal Reserve System
                                                                         OMB Number: 7100-0036

                                                                         Federal Deposit Insurance Corporation
                                                                         OMB Number: 3064-0052

                                                                         Office of the Comptroller of the Currency
                                                                         OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                       Expires March 31, 1999

- -------------------------------------------------------------------------------------------------------------------------
                                                                                                                      [1]
This financial information has not been reviewed, or confirmed           Please refer to page 1,
for accuracy or relevance, by Federal Reserve System.                    Table of Contents, for
                                                                         the required disclosure
                                                                         of estimated burden.
- -------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031
                                                                        (950630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30,  1997                         -----------
                                                                       (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State    This report form is to be filed by banks with
member banks); 12 U.S.C. Section 1817 (State nonmember          branches and consolidated subsidiaries in U.S.
banks); and 12 U.S.C. Section 161 (National banks).             territories and possessions, Edge or Agreement
                                                                subsidiaries, foreign branches, consolidated
                                                                foreign subsidiaries, or International Banking
                                                                Facilities.
- -------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by     The Reports of Condition and Income are to be
an authorized officer and the Report of Condition must be       prepared in accordance with Federal regulatory
attested to by not less than two directors (trustees) for       authority instructions. NOTE: These instructions may
State nonmember banks and three directors for State member      in some cases differ from generally accepted
and National banks.                                             accounting principles.

I, Gerald A. Ronning, Executive VP & Controller                 We, the undersigned directors (trustees), attest to
   --------------------------------------------------------     the correctness of this Report of Condition
   Name and Title of Officer Authorized to Sign Report          (including the supporting schedules) and declare that
                                                                it has been examined by us and to the best of our
of the named bank do hereby declare that these Reports of       knowledge and belief has been prepared in conformance
Condition and Income (including the supporting schedules)       with the instructions issued by the appropriate
have been prepared in conformance with the instructions         Federal regulatory authority and is true and correct.
issued by the appropriate Federal regulatory authority and
are true to the best of my knowledge and believe.                /s/ JAMES H. CLEAVE
                                                                -----------------------------------------------------
                                                                Director (Trustee)
/s/ GERALD A. RONNING
- -------------------------------------------------------------   /s/ BERNARD J. KENNEDY
Signature of Officer Authorized to Sign Report                  -----------------------------------------------------
                                                                Director (Trustee)

  7/25/97                                                       /s/ MALCOLM BURNETT
- -------------------------------------------------------------   -----------------------------------------------------
Date of Signature                                               Director (Trustee)
- -------------------------------------------------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the     NATIONAL BANKS: Return the original only in the
appropriate Federal Reserve District Bank.                      special return address envelope provided. If express
                                                                mail is used in lieu of the special return address
STATE NONMEMBER BANKS: Return the original only in the          envelope, return the original only to the FDIC, c/o
special return address envelope provided. If express mail is    Quality Data Systems, 2127 Espey Court, Suite 204,
used in lieu of the special return address envelope, return     Crofton, MD 21114.
the original only to the FDIC, c/o Quality Data Systems,
2127 Espey Court, Suite 204, Crofton, MD 21114.
- -------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number 00589
                      -----------
                      (RCRI 9030)

                                     NOTICE

This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.

REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
Marine Midland Bank           of Buffalo
   Name of Bank                   City

in the state of New York, at the close of business June 30, 1997.

ASSETS
                                                                       Thousands
                                                                       of dollars
                                                                      ------------
Cash and balances due from depository institutions:

  Noninterest-bearing balances
  currency and coin ..............................................    $  1,044,050
  Interest-bearing balances.......................................       2,065,434
  Held-to-maturity securities.....................................               0
  Available-for-sale securities...................................       3,576,879

  Federal funds sold and securities purchased under agreements
  to resell.......................................................       3,311,653

Loans and lease financing receivables:

  Loans and leases net of unearned income ........................      20,801,413
  LESS:  Allowance for loan and lease losses......................         429,338
  LESS:  Allocated transfer risk reserve..........................               0

  Loans and leases, net of unearned income, allowance, and
  reserve.........................................................      20,372,075
  Trading assets..................................................         982,806
  Premises and fixed assets (including capitalized leases)........         221,952

Other real estate owned...........................................           8,293
Investments in unconsolidated subsidiaries and associated
companies.........................................................               0
Customers' liability to this bank on acceptances outstanding......          26,490
Intangible assets.................................................         495,034
Other assets......................................................         530,288
Total assets......................................................      32,634,954

LIABILITIES

Deposits
  In domestic offices.............................................      20,705,098

  Noninterest-bearing.............................................       4,382,353

  Interest-bearing................................................      16,322,745

In foreign offices, Edge, and Agreement
subsidiaries, and IBFs............................................       3,458,100

  Noninterest-bearing.............................................               0
  Interest-bearing................................................       3,458,100

Federal funds sold and securities purchased
  under agreements to resell......................................       3,784,599
Demand notes issued to the U.S. Treasury..........................         300,000
Trading Liabilities...............................................         169,194

Other borrowed money:
  With a remaining maturity of one year
  or less.........................................................         878,716
  With a remaining maturity of more than
  one year through three years....................................         133,670
  With a remaining maturity of more than
  three years.....................................................         112,907
Bank's liability on acceptances
executed and outstanding..........................................          26,490
Subordinated notes and debentures.................................         497,648
Other liabilities.................................................         336,900
Total liabilities.................................................      30,403,322
Limited-life preferred stock and
related surplus...................................................               0

EQUITY CAPITAL

Perpetual preferred stock and related
surplus...........................................................               0
Common Stock......................................................         205,000
Surplus...........................................................       1,983,530
Undivided profits and capital reserves............................          38,878
Net unrealized holding gains (losses)
on available-for-sale securities..................................           4,224
Cumulative foreign currency translation
adjustments.......................................................               0
Total equity capital..............................................       2,231,632
Total liabilities, limited-life
preferred stock, and equity capital...............................      32,634,954